                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             --------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): June 17, 1999

                             BASIN EXPLORATION, INC.
               (Exact Name of Registrant as Specified in Charter)

            Delaware                   0-20125              84-1143307
  (State or Other Jurisdiction       (Commission         (I.R.S. Employer
        of Incorporation)           File Number)        Identification No.)

              370 Seventeenth Street, Suite 3400, Denver, Colorado
            80202 (Address of principal executive offices, zip code)

       Registrant's telephone number, including area code: (303) 685-8000

                                 Not Applicable

           Former Name or Former Address if Changed Since Last Report

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (c)  EXHIBITS

          1.1   Underwriting Agreement

         10.1   Company Indemnity Agreement

         23.1   Consent of Arthur Andersen LLP



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BASIN EXPLORATION, INC.
                                         (Registrant)

Date: June 17, 1999                    By: /s/ Howard L. Boigon
                                          --------------------------------
                                          Howard L. Boigon
                                          VICE PRESIDENT, GENERAL COUNSEL AND
                                          SECRETARY

                                   EXHIBIT INDEX

Exhibit
Number         Exhibit Description
-------        -------------------
    1.1        Underwriting Agreement

   10.1        Company Indemnity Agreement

   23.1        Consent of Arthur Andersen LLP



                                       -3-